EXHIBIT 32.2

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Allstates WorldCargo, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission (the "Report"), I, Craig D. Stratton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the company as of the dates presented and the consolidated result of operations of the Company for the periods presented.


August 14, 2007

/s/ Craig D. Stratton
Chief Financial Officer and
Chief Accounting Officer



This  certification  has been furnished solely  pursuant  to
Section 906 of the Sarbanes-Oxley Act of 2002.